Rule 497(e)
File Nos. 33-64240 and 811-07776

Trillium®

A Flexible Premium Variable Deferred Annuity Policy

offered by First Great-West Life & Annuity Insurance Company in connection with its Variable Annuity-3 Series Account

Supplement dated July 13, 2010 to the
Prospectus and Statement of Additional Information dated May 1, 2002

IMPORTANT INFORMATION ABOUT SUBACCOUNT LIQUIDATIONS

Recently, the Board of Directors of the Seligman Portfolios, Inc. (the “Seligman Board”) approved the liquidation of the following Seligman Portfolios:

Seligman Common Stock Portfolio;
Seligman International Growth Portfolio; and
Seligman Investment Grade Fixed Income Portfolio (collectively, the “Liquidating Portfolios”).

The redemption of outstanding shares and the liquidation of the Liquidating Portfolios are anticipated to take place on or about August 13, 2010 (the “Redemption Date”).  As a result, effective August 12, 2010 (the “Closing Date”), the Sub-Accounts investing in the Liquidating Portfolios will be closed to new Contributions and incoming Transfers.

All other Portfolios are unaffected by the recent action of the Seligman Board, and will continue to remain available as Sub-Account investment options after the Redemption Date

Any Policy owner utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature such as Dollar Cost Averaging Privilege or Portfolio Rebalancing involving the Liquidating Portfolios Sub-Accounts should contact an annuity account representative immediately to make alternate arrangements.  If you fail to make alternate arrangements by the Closing Date, allocations made to the Liquidating Portfolios Sub-Accounts utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature will be directed to the Maxim Money Market Portfolio Sub-Account.

You may elect to transfer your contract value in the Liquidating Portfolios Sub-Accounts before the Redemption Date by calling an annuity account representative at 1-800-905-1959 or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920.  You may also use the Intouch® Voice Response System at 1-800-905-1959 to elect a Transfer from the Liquidating Portfolios Sub-Accounts to another Portfolio Sub-Account or the web site at www.gwrs.com.

Any Transfer(s) from a Sub-Account of the Liquidating Portfolios into a Sub-Account of another Portfolio will not count against the first 12 free Transfers you are entitled to as Owner of the Policy and will not incur a Transfer Processing Fee.

If you have not transferred your contract value out of the Liquidating Portfolios Sub-Accounts as of the Redemption Date, your contract value invested in the Liquidating Portfolios Sub-Accounts will be automatically transferred to the Maxim Money Market Portfolio Sub-Account.

IMPORTANT INFORMATION ABOUT SUBACCOUNT ADDITIONS

Effective the close of business on July 13, 2010, the Maxim Bond Index Portfolio and the Maxim MFS International Growth Portfolio are added as available Subaccounts under the Contract.

Maxim Bond Index Portfolio

Maxim Bond Index Portfolio seeks investment results that track the total return of the debt securities that comprise the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Bond Index”).  The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the Barclays Bond Index and, using sampling techniques, a portfolio of securities designed to give the Portfolio the relevant comparable attributes of the Barclays Bond Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Barclays Bond Index and options on futures contracts.

The Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets) of Maxim Bond Index Portfolio are:

Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
0.50%	0.00%	0.00%	0.50%

Maxim Bond Index Portfolio is advised by GW Capital Management, LLC (doing business as Maxim Capital Management, LLC), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West Life & Annuity Insurance Company.

Maxim MFS International Growth Portfolio

Maxim MFS International Growth Portfolio seeks long-term growth of capital.  The Portfolio will, under normal circumstances, invest at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of foreign (including emerging markets) issuers. The Portfolio may invest a relatively large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region; provided that the Portfolio will, under normal circumstances, invest in at least three different countries. The Portfolio may invest in companies of any size.

The Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets) of Maxim MFS International Growth Portfolio are:

Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
1.20%	0.00%	0.00%	1.20%

Maxim MFS International Growth Portfolio is advised by GW Capital Management, LLC (doing business as Maxim Capital Management, LLC), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West Life & Annuity Insurance Company.  Maxim MFS International Growth Portfolio is sub-advised by Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2002.  Please keep this supplement for future reference.